                     HONEYWELL INC. AFFILIATES -- JANUARY 1, 1995

 A                                %
 I               COUNTRY        OWNED                        COMPANY *
 -        --------------------- -----   -----------------------------------------------------------------------------------
 I        UNITED STATES:CALIF.    100   HONEYWELL ADVANCED SYSTEMS INC.
 A        UNITED STATES:DEL.      100   HONEYWELL ASIA PACIFIC INC.
 A        UNITED STATES:DEL.      100   HONEYWELL BUILDING MANAGEMENT SERVICES INC.
 A        UNITED STATES:DEL.      100   HONEYWELL CHINA INC.
 I        UNITED STATES:MINN.     100   HONEYWELL COMMUNICATIONS COMPANY
 A        UNITED STATES:DEL.      100   HONEYWELL DISC INC.
 A        UNITED STATES:DEL.      100   HONEYWELL ENVIRONMENTAL AIR CONTROL INC.
 I        UNITED STATES:DEL.      100   HONEYWELL EUROPE INC. (HEI)
 A        UNITED STATES:DEL.      100   HONEYWELL FINANCE INC.
 A        UNITED STATES:DEL.      100       HONEYWELL FINANCE INTERNATIONAL INC.
 I        UNITED STATES:DEL.      100   HONEYWELL HIGH-TECH TRADING INC.
 A        BRAZIL                   50       HONEYWELL DO BRASIL & CIA. (Partnership)
                                            (Other partner is HONEYWELL OVERSEAS FINANCE CO., owning 50%)
 A        UNITED STATES:COLO.     100   HONEYWELL LOVELAND CONTROLS COMPANY
 A        UNITED STATES:DEL.      100   HONEYWELL OVERSEAS FINANCE COMPANY (HOFC)
 A        UNITED STATES:DEL.      100   HONEYWELL REALTY, INC.
 A        UNITED STATES:DEL.      100   HONEYWELL TCAS INC.
 A        UNITED STATES:IL.        49   FOSTER / HONEYWELL JOINT VENTURE    (Partnership)
 A        UNITED STATES:DEL.       50   GE / MICROSWITCH CONTROL INC.
 I        UNITED STATES:DEL.      100   MINNEAPOLIS-HONEYWELL REGULATOR COMPANY INC.
 A        UNITED STATES:CALIF.    100   HONEYWELL PROFIMATICS, INC.
 A        GERMANY                 100       PROFIMATICS EUROPE G.m.b.H.
 A        CANADA                   49       COMCEPT CANADA, INC.
 I        UNITED STATES: CALIF.   100   TETRA TECH SYSTEMS, INC.
 I        UNITED STATES: CALIF.   100   TETRA TECH MANAGEMENT SERVICES, INC.
 I        SAUDI ARABIA             75       SAUDI ARABIAN TETRA TECH LIMITED
 A        UNITED STATES:DEL.      100   HONEYWELL ELECTRONICS CORPORATION
 A        UNITED STATES:DEL.      100       COEUR D'ALENE DEVELOPMENT INC.
 A        ENGLAND                 100       HONEYWELL LIMITED
 A        ENGLAND                 100            HONEYWELL CONTROL SYSTEMS LIMITED
 A        SOUTH AFRICA            100                HONEYWELL SOUTHERN AFRICA (PROPRIETARY) LIMITED
 A        ENGLAND                 100            HONEYWELL AVIONICS SYSTEMS LIMITED
 A        ENGLAND                 100            HONEYWELL AEROSPACE AND DEFENCE LIMITED
 A        ENGLAND                 100            KODEN MAINTENANCE COMPANY LIMITED
 A        ENGLAND                 100            HONEYWELL INFORMATION SYSTEMS LIMITED
 I        ENGLAND                 100            HONEYWELL LEASING LIMITED
 A        ENGLAND                 100            HONEYWELL PROFIMATICS LTD.
 A        ENGLAND                 100            HONEYWELL PENSION TRUSTEES LIMITED
 I        ENGLAND                 100            HONEYWELL I.S. LIMITED
 A        ENGLAND                 100            HONEYWELL PCS LIMITED
 I        ENGLAND                 100                LIPPKE (UK) LIMITED
 A        ENGLAND                 100            COMFORT COOLING LIMITED
 A        ARGENTINA               100   HONEYWELL S.A.I.C.
 I        ARGENTINA               100   CONTROLES HONEYWELL S.A.C.I.
 A        AUSTRALIA               100   HONEYWELL HOLDINGS PTY. LIMITED
 A        AUSTRALIA               100       BLENDAIR PTY. LIMITED
 A        AUSTRALIA               100       HONEYWELL LIMITED
 A        NEW ZEALAND             100       HONEYWELL HOLDINGS LIMITED
 A        NEW ZEALAND             100            HONEYWELL LIMITED
 I        NEW ZEALAND             100            HONEYWELL (WHOLESALE) LIMITED
 A        BELGIUM                 100   HONEYWELL S.A.
 A        BELGIUM                 100       HONEYWELL EUROPE S.A.
 A        BERMUDA                 100   HONEYWELL ASSURANCE LIMITED
 I        BRAZIL                   49   EMBRASID S.A.
 A        CANADA                  100   HONEYWELL LIMITED - HONEYWELL LIMITEE
 I        CANADA                  100       TORONTO CABLE & TOWER RENTALS LIMITED
 A        CANADA                  100       SACDA, INC.
 A        NETHERLANDS ANTILLES    100       HONEYWELL LIMITED FINANCE N.V.
 I        CANADA                  100       2526-9648 QUEBEC INC.
 A        CHILE                   100   HONEYWELL CHILE S.A.
 A        CHINA                    55   SINOPEC HONEYWELL (TIANJIN) LIMITED
 A        CHINA                   100   HONEYWELL (TIANJIN) LIMITED

                     HONEYWELL INC. AFFILIATES -- JANUARY 1, 1995


 A                                %
 I               COUNTRY        OWNED                        COMPANY *
 -        --------------------- -----   -----------------------------------------------------------------------------------
 A        DENMARK                 100   HONEYWELL A/S
 A        DENMARK                 100       HONEYWELL EJENDOMSVIRKE A/S
 I        DOMINICAN REPUBLIC      100   HONEYWELL DOMINICANA C. POR A.
 A        FINLAND                 100   HONEYWELL OY
 A        FINLAND                 100       KIINTEISTOHUOLTO MERATEK OY
 I        FINLAND                 100            VM-KIINTEISTOHUOLTO OY
 A        FINLAND                80.1       HONEYWELL-AHLSTROM ADVANCED CONTROLS OY
 A        FINLAND                 100       TULLINTORIN KIINTEISTPALVELU OY
 A        FRANCE                 99.9   HONEYWELL S.A.
 A        FRANCE                 99.9       DAVILOR TECHNOLOGIE S.A.
 A        FRANCE                 99.9       HONEYWELL AEROSPACE S.A.
 A        FRANCE                 99.9       AURIS S.A.
 A        FRANCE                 99.9       APPLICATEL S.A.
 A        FRANCE                 99.9       ALARME ET PROTECTION - SOCOMEX S.A.
 A        FRANCE                 99.9       ALARME ET PROTECTION S.A.
 A        FRANCE                 99.9       HONEYWELL GERDS S.A.
 A        GERMANY                 100   HONEYWELL HOLDING AG
 A        GERMANY                 100       INGENIEURBETRIEB FUR AUTOMATISIERUNGSTECHNIK G.m.b.H.
 A        GERMANY                 100       HONEYWELL REGELSYSTEME G.m.b.H.
 A        GERMANY                  70            HONEYWELL IAL VERTRIEBS G.m.b.H.
 A        GERMANY                 100       HONEYWELL PAPER MACHINE AUTOMATION CENTER G.m.b.H.
 A        GERMANY                 100       HONEYWELL SAFETY MANAGEMENT SYSTEMS G.m.b.H.
 A        GERMANY                 100       METALLWERKE NEHEIM GOEKE & CO.
 A        FRANCE                  100            MNG FRANCE E.U.R.L.
 A        BULGARIA                100       HONEYWELL EOOD
 A        CZECH REPUBLIC          100       HONEYWELL SERVICE AND ENGINEERING CSFR spol.sr.o.
 A        HUNGARY                 100       HONEYWELL SZABALYOZASTECHNIKAI KFT
 A        POLAND                  100       HONEYWELL SP.Z.O.O.
 A        RUSSIA                  100       HONEYWELL AVIATION CONTROL MOSCOW
 A        RUSSIA                  100       HONEYWELL HOME AND BUILDING CONTROL
 A        GERMANY                 100       HONEYWELL AG
 A        GERMANY                 100            HONEYWELL UNTERSTUTZUNGSKASSE G.m.b.H.
 A        GERMANY                 100            HONEYWELL BRAUKMANN UNTERSTUTZUNGSKASSE G.m.b.H.
 A        GERMANY                 100            CENTRA-BUERKLE G.m.b.H.
 A        SWITZERLAND             100                HONEYWELL CENTRABUERKLE AG
 A        GERMANY                 100            B&S KAELTE-WAERME KLIMA G.m.b.H.- GARCHING
 A        GERMANY                 100            B&S KAELTE-WAERME KLIMA G.m.b.H.- STUTTGART
 A        GERMANY                 100            B&S KAELTE-WAERME KLIMA G.m.b.H.- MEERBUSCH
 A        GERMANY                 100            ERG BETRIEBSGESELLSCHAFT m.b.H.
 A        AUSTRIA                 100       HONEYWELL AUSTRIA Ges.m.b.H.
 I        AUSTRIA                 100            PAPIERMASCHINEN HANDELSGESELLSCHAFT m.b.H.
 I        AUSTRIA                  90            PAPIERMASCHINEN HANDELSGESELLSCHAFT m.b.H. & CO., KG
                                                    (a Partnership:  Other partner is PAPIERMASCHINEN
                                                    HANDELSGESELLSCHAFT m.b.H., owning 10% )
 A        RUSSIA                   70            STERCH CONTROLS
 A        UKRAINE                 100            HONEYWELL LIMITED
 A        HONG KONG               100   HONEYWELL LIMITED
 A        INDIA                   100   HONEYWELL INDIA SOFTWARE OPERATION PTE. LIMITED
 A        INDIA                  39.5   TATA HONEYWELL LIMITED
 I        INDIA                    40   HONEYWELL INDIA LIMITED
 A        ITALY                   100   HONEYWELL S.p.A.
 A        ITALY                   100       UNIVERSAL GAS VALVES S.r.l.
 A        ITALY                   100       STRUMENTECNICA S.r.l.
 A        ITALY                   100            TECHNOREG S.r.l.
 A        ITALY                    25       SINTED S.p.A.
 A        ITALY                    40       SPACE CONTROLS ALENIA-HONEYWELL S.p.A.
 A        PORTUGAL                 70       HONEYWELL PORTUGAL AUTOMACAO E CONTROLE LDA.
                                            [Also, HONEYWELL S.A. (Spain) owns 30%]
 I        JAPAN                    50   NEC HONEYWELL SPACE SYSTEMS LTD.


                     HONEYWELL INC. AFFILIATES -- JANUARY 1, 1995


 A                                %
 I               COUNTRY        OWNED                        COMPANY *
 -        --------------------- -----   -----------------------------------------------------------------------------------
 A        JAPAN                  24.2   YAMATAKE-HONEYWELL CO., LTD.
 A        JAPAN                  71.9       YAMATAKE & CO., LTD
 A        JAPAN                    50       TAISHIN CO., LTD.
 A        JAPAN                   100       YAMATAKE KEISO CO., LTD.
 A        JAPAN                    60       YAMATAKE ENGINEERING CO., LTD.
 A        JAPAN                   100       YAMATAKE CONTROL PRODUCTS CO., LTD.
 A        JAPAN                   100       YAMATAKE TECHNO-SYSTEMS CO., LTD.
 A        CHINA                   100       DALIAN YAMATAKE CONTROL INSTRUMENTS CO., LTD.
 A        CHINA                    60       YAMATAKE-SIC BUILDING AUTOMATION CO., LTD.
 A        CHINA                  52.9       YAMATAKE-SIC CONTROL SYSTEMS CO., LTD.
 A        KOREA                    40   GOLDSTAR-HONEYWELL COMPANY, LTD.
                                        (Also, YAMATAKE-HONEYWELL CO., LTD.  owns 10%)
 A        MALAYSIA                100   HONEYWELL AUTOMATION AND CONTROLS SDN. BHD.
 A        MALAYSIA                100       HONEYWELL ENGINEERING SDN. BHD.
 A        MALAYSIA                 30       BERKAT HONEYWELL SDN. BHD.
 A        MEXICO                  100   HONEYWELL S.A. DE C.V.
 A        MEXICO                  100   HONEYWELL OPTOELECTRONICA, S.A. DE C.V.
 A        MEXICO                  100   MEXHON S.A. DE C.V.
 A        MEXICO                  100   HONEYWELL MANUFACTURAS DE CHIHUAHUA, S.A. DE C.V.
 A        NETHERLANDS ANTILLES    100   HONEYWELL INTERNATIONAL FINANCE N.V.
 A        NETHERLANDS ANTILLES    100   HONEYWELL CAPITAL N.V.
 A        NETHERLANDS             100       HONEYWELL FAR EAST B.V.
 A        NETHERLANDS             100       HONEYWELL MIDDLE EAST B.V.
 A        KUWAIT                   40            HONEYWELL KUWAIT K.S.C.
 A        EGYPT                    90            HONEYWELL (EGYPT)
                                                 (Also, HONEYWELL S.p.A. owns 10%)
 A        OMAN                     60            HONEYWELL & CO. OMAN L.L.C.
 A        TURKEY                   80            HONEYWELL OTOMASYON VE KONTROL SISTEMLERI SAN.
                                                     VE TIC.A.S.
 A        SWITZERLAND             100       HONEYWELL-LUCIFER S.A.
 A        GERMANY                 100       HONEYWELL EUROPE HOLDING G.m.b.H.
 A        NETHERLANDS             100   HONEYWELL EUROPEAN DISTRIBUTION CENTER B.V.
 A        NETHERLANDS             100   SKINNER EUROPA B.V.
 A        NETHERLANDS            92.6   HONEYWELL B.V.
                                        (Other 7.4% owned by SKINNER EUROPA B.V.)
 A        NETHERLANDS             100       ELECTRONICS FOR MEDICINE EUROPE B.V.
 A        NETHERLANDS             100       GASMODUL B.V.
 A        NETHERLANDS             100       HONEYWELL SAFETY MANAGEMENT SYSTEMS B.V.
 A        SINGAPORE               100       HONEYWELL SAFETY MANAGEMENT SYSTEMS PTE. LTD.
 A        NETHERLANDS              50       TURNKIEK PROCESS CONTROL B.V.
 A        NETHERLANDS             100   HONEYWELL FOREIGN SALES CORPORATION B.V.
 A        NETHERLANDS             100   HONEYWELL FINANCE B.V.
 A        NORWAY                  100   HONEYWELL A/S
 A        NORWAY                  100       HONEYWELL MILJOPARTNER A/S
 A        NORWAY                  100       HONEYWELL KOLBERG SERVICE A/S
 A        SAUDI ARABIA             50   HONEYWELL TURKI-ARABIA LTD.
 A        SINGAPORE               100   HONEYWELL PRIVATE LIMITED
 A        SINGAPORE               100       HONEYWELL AEROSPACE PTE. LTD.
 I        SINGAPORE               100   HONEYWELL COMPUTERS PRIVATE LIMITED
 I        SINGAPORE               100   HONEYWELL-SYNERTEK PTE. LTD.
 A        SPAIN                   100   HONEYWELL S.A.
 A        SWEDEN                  100   HONEYWELL AB
 A        SWEDEN                  100       INUCONTROL AB
 A        SWITZERLAND             100   HONEYWELL AG
 A        TAIWAN                  100   HONEYWELL TAIWAN LIMITED
 A        THAILAND                100   HONEYWELL SYSTEMS (THAILAND) LIMITED
 A        VENEZUELA               100   HONEYWELL C.A.
 I        VENEZUELA               100       SERVICIOS HONEYWELL C.A.
 A        PANAMA                  100       HONEYWELL PANAMA, S.A.


     NOTE:     A =  ACTIVE
               I =  INACTIVE

       *  SUBSIDIARIES OF HONEYWELL INC.s AFFILIATES OR SUBSIDIARIES ARE INDICATED BY THE INDENTATION
          OF THE NAME BELOW THE NAME OF THE OWNING COMPANY: e.g., HONEYWELL KUWAIT K.S.C. IS 40% OWNED
          BY HONEYWELL MIDDLE EAST B.V., WHICH IS 100% OWNED BY HONEYWELL CAPITAL N.V., WHICH IS
          100% OWNED BY HONEYWELL INC.